Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Leases	Leases
The Company has entered into non-cancellable operating leases for office, warehouse, and distribution facilities, with original lease periods expiring through 2032. Leases with an initial term of 12 months or less are not recorded on the consolidated balance sheets; the Company recognizes lease expense for these leases on a straight-line basis over the lease term. The Company combines lease and non-lease components for new and reassessed leases. Excluded from the measurement of operating lease liabilities and operating lease right-of-use assets were certain warehouse and distribution contracts that either qualify for the short-term lease recognition exception and/or do not give the Company the right to control the warehouse and/or distribution facilities underlying the contract.
Some operating leases also contain the option to renew for five year periods at prevailing market rates at the time of renewal. In addition to minimum rent, certain of the leases require payment of real estate taxes, insurance, common area maintenance charges, and other executory costs. For certain leases the Company receives lease incentives, such as tenant improvement allowances, and records those as adjustments to operating lease right-of-use assets and operating leases liabilities on the consolidated balance sheets and amortize the lease incentives on a straight-line basis over the lease term as an adjustment to rent expense. Rent expense, included in selling, general and administrative expenses on the consolidated statements of operations, was $24.6 million, $29.4 million and $24.5 million for the years ended December 31, 2024, 2023 and 2022, respectively. Variable expenses, such as common area maintenance and property taxes related to the lease agreements, included in selling, general and administrative expenses on the consolidated statements of operations, was $6.9 million, $7.5 million and $5.1 million for the years ended December 31, 2024, 2023 and 2022. During the year ended December 31, 2023, the Company terminated an agreement for a lease that had not commenced and incurred a charge of approximately $4.2 million.
During the years ended December 31, 2024, 2023 and 2022, operating cash outflows relating to operating lease liabilities were $18.2 million, $19.5 million and $16.0 million, respectively. Operating lease right-of-use assets obtained in exchange for new operating lease obligations was $3.2 million, $0.9 million and $54.1 million, with $17.2 million lease incentives obtained, during the year ended December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, the Company’s operating leases had a weighted-average remaining term of 6.0 years and 6.7 years, respectively, and weighted-average discount rates of 5.76% and 5.78%, respectively.
In January 2020, the Company entered into a non-cancellable operating sub-lease for office space expiring in December 2024. Rental income recognized for the years ended December 31, 2024, 2023 and 2022 was $0.3 million, $0.6 million and $0.4 million, respectively, included as a reduction of selling, general and administrative expenses on the consolidated statements of operations.
The future payments on the Company’s operating lease liabilities as of December 31, 2024 were as follows (in thousands):

2025	$17,685
2026	18,110
2027	13,214
2028	12,500
2029	10,812
Thereafter	19,292
Total lease payments	91,613
Less: imputed interest	(14,121)
Total	$77,492